Exhibit 99.1

June 12, 2014 1

Forward Looking Statements and Non-GAAP Information This presentation contains forward-looking statements within the meaning of federal securities laws, that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe" and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. These forward-looking statements are based on assumptions that we have made in light of our industry experience and on our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond our control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, we caution that you should not place undue reliance on any of our forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. We have no duty to, and do not intend to, update or revise the forward-looking statements in this presentation after the date of this presentation. This presentation includes “As Adjusted” data, which excludes non-recurring charges relating to our ERP system implementation costs, acquisition-related costs and impairment charges. Such “As Adjusted” data is considered a financial measure not in accordance with the accounting principles generally accepted in the United States, or “GAAP,” and is not in lieu of, or preferable to, “As Reported,” or GAAP, financial data. However, we are providing this information as we believe it facilitates year-over-year comparisons for investors and financial analysts. Please refer to the reconciliation footnotes below 2 for a reconciliation of such non-GAAP financial measures to the most directly comparable GAAP measures.

Welcome Alex Weiss Senior Vice President of Finance 3

Discussion Overview . Industry & Key Trends . Best-in-Class Retailer . Relative Market Share Model . Growth Plan . Strategic Opportunities . Financial Review & Guidance . Store Tour 4

#1 Mattress Specialty Retailer #1 Largest Footprint Best in Class Market Share Doubled store count in 3 years(1) >90% of stores in markets where we have #1 market share(2) 1,467 locations(1) Sales Growth Store Unit Growth Adj. EBITDA Growth(3) $139mm $1,274mm 1,467 2010 LTM 14Q1 2010 LTM 2010 LTM $57mm $494mm 674 5 14Q1 14Q1 (1) Includes franchise locations; as of April 29 2014 (2) Per internal study completed in May 2014; does not include markets open less than one year or franchise locations (3) Reflects Adjusted EBITDA; EBITDA for LTM 14Q1 excludes $14.0 million in expenses referenced on pages 38 of 2013 10-K, 21 of 2013 Q1 10-Q and 25 of 2014 Q1 10-Q

Investment Thesis Compelling Industry Dynamics . Long term stability and consistent growth . Fragmented industry with no national chain . Pent-up demand with 80% replacement Best-in-Class Specialty Retailer . Largest footprint . >90% stores in markets where company is #1 . Unique selling proposition Proven Track Record of Driving. Fast <1 year cash on cash payback with new stores . High correlation between penetration and profitability . History of developing through RMS Profitability Highly Achievable markets increasing . Doubled store count over last three years . Plan to achieve 8 - 10% annual unit growth Growth Plan Experienced and Invested . Plan to achieve 20%+ annual EPS growth before acquisitions . Management aligned with shareholders - ~8% ownership . Top executives 6 Management Team have 15+ years of relevant experience . Mix between retail and industry experience

Industry & Key Trends Steve Stagner President & Chief Executive Officer 7

Consistent Track Record of Industry Growth . Long-term industry growth CAGR of approximately 5% . Quick bounce back following recessions 2015(2) U.S. Wholesale Bedding Sales Significantly Rebound After Prior Recessions(1) billions) . 2.5% expected growth in 2014 and 5.5% growth in $4 4 $4.6 $4.6 $4.8 $5.2 $5.8 $6.5 $6.8 $6.9 $6.2 $5.7 $5.9 $6.3 $6.8 $7.0 $7.1 $7.5 ($ in Recession $1.3 $1.4 $1.4 $1.6 $1.7 $1.8 $1.9 $2.1 $2.3 $2.3 $2.3 $2.4 $2.6 $2.8 $3.0 $3.2 $3.3 $3.6 $4.0 4.4 Recovery '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 14F 15F YOY Sales Growth 9% 5% -2% 16% 7% 6% 7% 9% 8% 2% 0% 3% 8% 8% 9% 5% 5% 8% 11% 9% 5% 0% 4% 8% 12% 12% 5% 1% -9% -9% 4% 7% 9% 2% 3% 6% 8 (1) Source: ISPA – Mattress Industry U.S. Market Forecast issued April 2014; mattress and foundation sales (2) Source: ISPA Annual Report 2013

Shift towards Specialty Mattress Retailers . Consumers demand expertise and prefer convenience . Mass merchants not meaningful industry participants. Internet primarily used for consumer research Mattress Specialty Retailers Taking Market Share(1) Furniture Retailers Department Stores 5% Other 14% Department Stores 11% Other 14% 35% 46% Furniture Retailers 56% 19% Mattress Specialty Retailers Mattress Specialty Retailers 1993 2012 9 (1) Source: Furniture Today, September 2013

Significant Pent-Up Demand . Unit growth has been atypical since the last recession as lower-end consumers continue to struggle and manufacturer advertising is below peak levels . Approximately 80% of mattress sales are replacement (1) . Approximately 65% of beds are more than eight years old Wholesale Mattress Shipments per Household(2) 0.357 0.377 0.386 0 350 0.370 0.390 (Units) 0.332 0.293 0 290 0.310 0.330 0.350 0.280 0.250 0.270 0.290 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 10 (1) Source: Ideaology – Ipsos DuraTrend May 2013 – February 2014 (2) Source: ISPA – 2013 Mattress Industry Report of Sales & Trends

Consistent Increase in Average Unit Price . Technological benefits and manufacturer advertising have helped increase the Average Unit Price (“AUP”) at an approximately 4% CAGR since 1994 . Continued price growth potential exists within the industry Wholesale Mattress and Foundation AUP(2) (3) $198.7 $175 $195 (Dollars) $116.6 $115 $135 $155 $93.7 $75 $95 11 (1) Source: ISPA – 2013 Mattress Industry Report of Sales & Trends (2) Source: ISPA – Mattress Industry U.S. Market Forecast issued April 2014

Key Drivers of Bedding Sales . Bedding sales are most correlated with Consumer Sentiment and Gross Domestic Product Bedding Sales vs. Consumer Sentiment(1)(2) Bedding Sales vs. GDP Growth(1)(3) 80 100 120 5% 10% 15% 2% 3% 4% 5% 6% 5% 10% 15% 20 40 60 -10% -5% 0% '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 -2% -1% 0% 1% % -10% -5% 0% '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 0 -15% Sales Growth Avg. Consumer Sentiment -4% -3% -15% Sales Growth Avg. Real GDP Growth 12 (1) ISPA – Mattress Industry U.S. Market Forecast issued April 2014 (2) University of Michigan Consumer Sentiment Index (3) U.S. Department of Commerce: Bureau of Economic Analysis

Housing Less Correlated with Bedding Sales . The replacement nature of the bedding industry has shielded it from much of the volatility experienced in the housing market Bedding Sales vs. Housing Starts Bedding Sales vs. Housing Prices 1,500 2,000 2,500 5% 10% 15% 250 300 350 400 5% 10% 15% 500 1,000 -10% -5% 0% '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 (in thousands) 50 100 150 200 -10% -5% 0% '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 (House Price  ndex) I 0 -15% Sales Growth Avg. Housing Starts 0 -15% Sales Growth Avg. Home prices 13 Source: ISPA – Mattress Industry U.S. Market Forecast issued April 2014 Source: U.S. Department of Commerce: Census Bureau Source: Federal Housing Finance Agency

Macro Trends Consolidation, Innovation & Sleep 14

Trend #1: Industry Consolidation Top 8 Retailers Top 5 Manufacturers . Top retailers and manufacturers continue to consolidate Other Other Other Other 2010 2013 2012 2007 Top 8 24% Top 8 31% Top 5 73% Top 5 63% 15 (1) Source: Furniture Today Bedding Yearbook Data

Trend #2: Product Innovation Temperature Management Personalization. Phase-change components . Breathable mattress borders . Heating/cooling technology. Customize comfort . Customize temperature . Self-adjusting components (comfort / adjustable) Designer Aesthetics Hybrids . Infusion of color . Options included from all “S” brand producers 16 Bold and textured covers . Upholstered foundations . Higher priced options ($2,000+) . Expanded specialty foams (Gel and memory foam)

Trend #3: Sleep Awareness . Searches for sleep, relative to the total number of searches done on Google over time, have gone up . Prevalent media coverage in outlets such as the Huffington Post, BBC and morning shows Interest Over Time for the Search Term Sleep The numbers on the graph reflect how many searches have been done for a particular term, relative to the total number of searches done on 17 Google over time. They don't represent absolute search volume numbers, because the data is normalized and presented on a scale from 0-100. Each point on the graph is divided by the highest point, or 100. When we don't have enough data, 0 is shown. Source: Google Trends

Sleep Fact Sheet Inadequate Sleep Affects 9m 50-70m Americans Americans use prescription sleeping pills 20% Americans get less than 6 hours of 18 sleep on average Sources: National Sleep Foundation, WebMD, CDC, and Institute of Medicine of the National Academies 2006

Consumer Research The art & science of retail 19

Consumer Research . Ipsos DuraTrend Study . 35 year-long study of U.S. durable goods purchases . Interview an average of 40,000 adults every month about their durable goods purchases in the last month . Ten months of data: May 2013 – February 2014 . 7,316 mattresses 405,485 survey respondents . All information is based on consumer reporting . Nielsen PRIZM Research . Lifestyle segmentation system . Combines demographic, consumer behavior, and geographic data . Defines every U.S. household in terms of 66 demographically and behaviorally distinct types, or “segments” 20 Source: Ideaology – Ipsos DuraTrend Findings for Mattress Firm, May 2013 – February 2014

The Mattress Industry Consumer Average Age 51 Average Retail Price % Home Owner (units) Median HH Income $712 65% ~$50k 1x Buyer $502 Replacement $870 Units Influencer Dollars 21 Source: Ideaology – Ipsos DuraTrend Findings for Mattress Firm, May 2013 – February 2014 Female Male

Mattress Spending Trends % of Mattress Spending by Age Group % of Mattress Spending by Average Salary (in thousands) 30% 35% 40% 15% 20% 25% 20% 25% 30% 0% 5% 10% 0% 5% 10% 15% <25 25-34 35-44 45-54 55-64 >64 <$25 $25-50 $50-100 $100-150 >$150 Mattress Firm target audience 22 Source: ISPA

Customer PRIZM Segmentation MFRM Core Consumer 35-54 years old > $75K household income. Majority are married and homeowners . Education . Graduate Plus . Employment . Management . Shop At . Saks, Thomasville, JCrew, Nordstrom, Talbots, Zappos, Amazon . Lifestyle Preferences . Country club sports, boating, exercise . Drive luxury cars like Mercedes, BMW, Audi. SNL 23 *Source: Nielsen PRIZM research from 625K MFRM consumer records 11/27/12-11/26/13 Watch Golf/Tennis, video on demand, . Read The Economist, Family Fun, WSJ

Attributes Driving Mattress Selection . A majority of the dollar share is driven by comfort and price 60% 70% 40% 50% Share 10% 20% 30% Dollar 0% Comfort Price Brand Features Size 24 Source: Ideaology – Ipsos DuraTrend Findings for Mattress Firm, May 2013 – February 2014

Unit Share vs. Dollar Share 60% . While half of all unit sales are under $500, only 17% of dollar sales fall in this segment . 56% of all dollar sales are $1,000+, with half of those being $2,000+ 50% Mattress Firm target audience 30% 40% 10% 20% 0% Unit Share Dollar Share 25 <$100 - $499 $500 - $999 $1,000 + Source: Ideaology – Ipsos DuraTrend Findings for Mattress Firm, May 2013 – February 2014

Mattress Spending Trends % of Spending by Retail Price Point % of Mattress Spending by Bed Size 30% 35% 40% 45% 15% 20% 25% 20% 25% 30% 35% 0% 5% 10% 0% 5% 10% 15% <$500 $500-$1,000 $1,000-$2,000 >$2,000 Twin Full Queen King Other 26 Source: ISPA

Attributes Driving Retailer Selection . although much higher 40% Price is the biggest driver of retailer selection, less so with priced purchasers . Mattress Firm captures traffic with prices, location and advertising, and then provides selection and knowledgeable sales associates to drive ticket 30% 35% 20% 25% 10% 15% 0% 5% Prices Closest Selection Advt Loyalty In Store Employees Direct Online TKT 27 Source: Ideaology – Ipsos DuraTrend Findings for Mattress Firm, May 2013 – February 2014 $569 $747 $1,029 $888 $800 $694 $1,107 $846 $422 AVG

Ticket Average . Specialty category commands a >20% premium on average ticket . Mattress Firm commands an additional 10% over the specialty category $1,000 $1,200 $800 $400 $600 $0 $200 28 MFRM Specialty Furniture Dept. Internet Source: Ideaology – Ipsos DuraTrend Findings for Mattress Firm, May 2013 – February 2014

Replacement 26+ . 65% of the mattresses being replaced are over 8 years old . Opportunity to educate consumers on proper replacement cycle 15-25 years years 65% 9-14 years 1-8 years 29 Source: Ideaology – Ipsos DuraTrend Findings for Mattress Firm, May 2013 – February 2014

Best-in-Class Retailer Ken Murphy Chief Operating Officer 30

Leader in a Fragmented Industry . Mattress Firm is the #1 Mattress Specialty Retailer by store count, sales, growth and market share . Fragmented: Top 10 participants accounted for less than 33% of total market revenues in 2014(2) Top Mattress Specialty Retailers(1) Rank Company 2013 Stores 2013 Sales YoY Growth Market Share(2) ($ in thousands) 1 Mattress Firm 1,361 $1,387 18.8% 10.0% 2 Sleepy's 939 1,000 2.5% 7.2% 3 Sleep Number 440 922 2.3% 6.6% 4 299 471 Sleep Train 5.2% 3.4% 5 America's Mattress 395 314 4.9% 2.3% 6 Back to Bed 131 106 1.9% 0.8% 7 Sit 'n Sleep 31 99 2.9% 0.7% 8 Innovative Mattress Solutions 150 93 -3.1% 0.7% 9 Mattress Warehouse 165 91 7.1% 0.7% 10 American Mattress 92 67 -4.3% 0.5% 31 Top 10 4,003 4,551 7.2% 32.7% (1) Source: Furniture Today Top 100, May 2014 (2) Reflects sales of the respective retailers divided by the estimated size of the U.S. mattress retail market in 2013; Furniture Today 2014 Retail Planning Guide

The Emerging Conversation (Manufacturer and MFRM) . A measurement of overall interest on Google . Interest appears to follow advertising investment . The gap between Mattress Firm and manufacturers is closing Interest Over Time for Bedding Manufacturers and Mattress Firm Search Terms # 1 Recession #5 #1 #2 Mattress Firm Tempur-Pedic Serta Sealy Simmons 32 Source: Google Trends June 2014

The Emerging Conversation (Retailers and MFRM). Mattress Firm is poised to become the largest voice in the industry Interest Over Time for Bedding Retailers and Mattress Firm Search Terms Recession Select Comfort Mattress Firm Sleep Train Sleepy’s 33 Source: Google Trends June 2014

Differentiated Customer Experience Buying Process Happiness Guarantee Best Brands. Best Prices. Selection Awareness Consideration Purchase Service Loyalty Demand Creation Extensive Training Red Carpet Delivery 34

Company Drivers of Growth TRAFFIC MARGIN Ad $$ Real Estate Building Value vs. Discounting Merchandising Same Store Margin Repeat/Referral Customer Experience REVENUE Growth Product Expertise Pricing Step-Up Add On Compensation 35 TICKET UNITS

Marketing Karrie Forbes Executive Vice President of Marketing 36

37

Apathy 38 Source: Ideaology – Ipsos DuraTrend Findings for Mattress Firm, May 2013 – February 2014

Go to Market Model . Our mission is to target the right audience at the right time with the best message by market based upon research, localized dynamics and data. 39

Advertising Growth Total Advertising to Sales % (A:S) Leverage and Advertising Spend $120 14% In Millions A:S 13.1% 11.8% $100 12% 13% 11.4% 9 0% $60 $80 9% 10% 11% 9.0% 6.8% 7.8% 8.5% 8.7% 8.7% $20 $40 7% 8% $- 5% 6% 2005 2006 2007 2008 2009 2010 2011 2012 2013 40

Marketing Mix – Traditional vs. Targeted In-Store Other . Targeted advertising makes up approximately 25% of our advertising spend Online In Research Agency Targeted Direct Mail Social PR Mobile Local Sponsorships Radio TV Traditional 41 Print Out of Home

Targeted Groups and Life Moments 42

Shift Towards Targeted Advertising 43

Brand Message Pillars DIFFERENTI SLEEP HAPPY 44

Differentiated Message Elements Differentiate Drive Traffic Memorable Song Grand Opening Strategy Meaningful Tagline Price & Item Promotions Trusted Spokespeople Holiday & Urgency Events Demand Creation Compare Side by Side Charity & Community #1 Tempur-Pedic Retailer 45 Comfort By Color Sleep Happy Guarantees

Community Connection National Focus Local Giving 46

Engage Digital Search Landing Page Online Ads Email Digital Billboard Social Reviews Website Mobile Chat Blog Email Newsletter Ask MF Social awareness consideration purchase service loyalty og PR Radio Word of Mouth Direct Mail POP/Store Call Center Call Center Friends & Family FRN Spokespeople /Research Sponsorships Physical TV Print Outdoor Sleep Source Catalog 47

Strategic & Targeted Engagement MARCH APRIL MAY JUNE JULY AUGUST SEPT BRAND Spring Forward Replace 8 & Product Mom 2.0 Summit Weddings Mattress Shopping Moving; Kids & Sleep CAUSE Veterans & Better Sleep Initiatives Shelters & Food Banks Local School Involvement EXEC VISIBILITY/ THOUGHT Sleep Happy Experts 8 Questions for Corner Office/CEO Caine's Arcade Case Study LEADERSHIP AMPLIFYING CONTENT Daylight Saving & Owning 8 Summit Highlights Life Moments Summer Specials Back to School (SHARED, OWNED, PAID) ONGOING SOCIAL 48 CAMPAIGN

Merchandising Craig McAndrews Executive Vice President of Merchandising 49

Merchandising Approach . Differentiated and trademarked . Minimizes customer confusion . Enhances consumer’s trust and brand recognition . Increases conversion and average sales ticket 50

All the Best Brands % Slots % Mix C. (1) Contour Cloud Breeze Brand Matrix Mix Matrix TY ACC 10% Core Estate Hybrid SPECIALT 34% 41% Sealy Posturepedic Hybrid Optimum Beautyrest World Class TIONAL Serta iComfort CONVENT 66% 49% H&R H&R Select H&R 51 <$500 >$1999 $1000-1999 $500-999 14 14 19 15 (1) Includes furniture, accessories and delivery service revenue Price Band Slots Total 62 Category Promotional Premium Luxury Ultra Luxury

Mattress Firm Outperforms in Luxury 40% 30% 35% 20% 25% Industry 10% 15% MFRM 0% 5% <$500 $500 $1000 $1000 $2000 >$2000 52 - - Source: ISPA Mattress Firm target audience

New Product Program Tempur-Pedic Stearns & Foster . Improved contemporary . luxurious hand- appearance and design . Expansion of cooling technology across product line . Innovative removable cover Enhanced look and introduction of hand tufted design . Introduction of cooling fabrics . Placement of Hybrid models EFX Sealy Optimum Elite iComfort . Introduction of exclusive “core support center” . . Improved look and comfort levels 53 Upgraded gel memory foam . Exclusively available at Mattress Firm . more gel memory foam line only) . Limited distribution

Buying Experience Cutting through the clutter 54

A Better Way to Buy A Mattress Comfort by Color Customer-centric Buying Process Happiness Guarantee 3rd Party Financing Red Carpet Delivery Customer-driven Improvement 55

The Human Capital Advantage g Creating a high-performance culture 56

Talent Acquisition From MFRM Field 92% Avg. Team Tenure Efficiency & Effectiveness 6 3 Talent Team 6.3yrs 11% Monthly 51% Total 65% Involuntary Profile system Sales Turnover Turnover Sy 10% 40% 30% 20% lent Mix 57 Campus Referral Digital Walk in/Other Ta M

Talent Development

- Committed to relevant & scalable training
- Career path progression creates highly developmental environment

First Year Training
250+
Hours

Ongoing Training
75+
Hours





1:1

Store Manager	*earnings based on individual results + store sales*
Area Manager	*first multi-unit management opportunity (our DM bench)*
District Manager	*"out of store" role; responsible for driving local level results*
Regional Sales Director	*~1:125 stores; heavy emphasis on DM coaching & support*
Regional Sales & Operations VP	*senior field leader; oversees ~15 markets & 10 direct reports*
Corporate Support	*strong connection with field; ~ 40% of team started in MFRM field*

58

MATTRESSFIRM

Talent Retention 31% 1:4 Performance Matters Total Turnover 23% 1:Deeply Connected Voluntary Turnover 2% Leadership 59 Culture Counts Turnover Note: Turnover is an annualized metric

Distribution & Systems The next wave of competitive advantage 60

Distribution Strategy Distribution Centers Same Day Capacity Current State Delivery Window Transactions Delivered 62 p y 72% 40% 3hr Goal: Same Day Delivery Nearly Anywhere in the Continental US by 2016 Standard Delivery Nationwide Capacity 3rd Party DC 61

ERP Rollout . Strategic approach to rolling out new ERP platform . Rollout is progressing as planned, with greater than 600 stores currently on the system . Rollout completed by the end of Fiscal 2014 1,400 1,600 250 Stores Converted Cumulative 1,000 1,200 150 200 Warehouses ses Converted 600 800 100 Stores and Warehouses 0 200 400 0 50 Cumulativ Stores 62 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan

Real Estate The emerging differentiator 63

Competitive Real Estate Platform Doubled 158 136 102 1,215 1,361 1,467 1,200 1,400 Company-Operated Franchisee-Operated Store Count Since 2010 Convenient and Prominent Locations 729 1,057 1,225 1,365 82 128 674 857 400 600 800 1,000 592 0 200 2010 2011 2012 2013 LTM 14Q1 . Average size: 4,800 sf . 80% Freestanding/End Cap . 20% In-line Unique Look and Feel Data Driven Analysis 64 Source: Xspan

Attractive Stores 65

Fayetteville, AR - Before 66

Fayetteville, AR - After 67

Fort Meyers, FL - Before 68

Fort Meyers, FL - After 69

Tucson, AZ - Before 70

Tucson, AZ - After 71

Relative Market Share Creating advantage through scale 72

Profitability and Relative Market Share RMS= Company Market Share Top Competitor’s Market Share Financial Impact of RMS RMS Leverage Areas. Generate traffic . Higher customer conversion / retention . Improved site selection . Advertising . Recruiting / training . Warehouse . Increased profits . Delivery . Corporate and market overhead 73

Relative Market Share Model Market Penetration Store Count Stores per Capita 105 stores 65 stores Case Study: Houston 2009 2013 Incremental Advertising Market Profitability ADV Spend per Adj. EBITDA Adj. EBITDA Margin 1:98k 1:62k Driving Profitability ADV per Capita $5.6mm $12.5mm $14.3mm $29.6mm 19 4% 20 5% 2009 2013 2009 2013 Model $0.88 $1.93 19.4% 20.5% Relative Market Share Comp Sales Sales per Store Fortress $ 1.2mm $1.5mm 74 2009 2013 2009 2013 Leadership Developmental Developmental Leadership

Market Penetration Highly Correlated to Profitability(1) 19.8% 13.2% 13.7% $1.0mm $1.0mm $1.3mm 4.8% Market Level Adjusted EBITDA(2) Occupancy 12.0% Occupancy 14.5% $0.41 $0.75 $1.33 $1.58 $0.9mm Sales per Store(2) Advertising $ Occupancy 21.0% Occupancy 14.6% Developmental Leadership Fortress - Recent Acq. Fortress Penetration level (stores per capita) 1:>170k 1:90k – 170k 1:<90k 1:<90k Per Capita(2) % of Sales: 12.7% % of Sales: 9.7% % of Sales: 8.5% % of Sales: 8.8% 75 % of Store Base 4% 27% 47% 22% (1) Based on fiscal year 2013 results, including 91% of total stores (excluding markets not branded as Mattress Firm and markets open less than one year) (2) Annualized weighted average of stores in each category

EBITDA vs. Market Penetration 2013 . Represents (1) 30.0% all markets in the chain . Relationship between store penetration and market level EBITDA 20.0% 10.0% TDA 0.0% - 50 100 150 200 250 300 EBIT (thousands) 20.0% -10.0% 76 -20.0% Store Penetration (1) Circle size represents market level EBITDA Dollars

Growth Plan High growth opportunity 77

Highly Achievable Growth Plan Growth Drivers Existing Markets Franchise Acquisitions Alternate Channels Primary Secondary Test Concepts . 70% existing . 30% new . Existing franchisees . Market . Segmented brands . Proprietary . E-commerce . Special events Legacy program . Limited leaders . Tuck-ins product state fairs, home shows, etc.) future growth . Parallel growth 78

Continued Store Growth(1) (1) . Border to border and coast to coast 79 (1) Includes franchise locations; as of April 29, 2014

Penetration by State(1) Fortress 1:<90k Leadership 1:90k – 170k Development 1:>170k 80 (1) Based on fiscal year 2013 results, including 91% of total stores (excluding markets not branded as Mattress Firm and markets open less than one year)

Stores Located in Fastest Growing Cities Rank City Population Growth Rate Unemployment Rate Median Salary MFRM Presence Recent Acquisition 1 Austin 2.50% 4.89% $64,000 . . 2 Raleigh 2.15% 5.69% $64,800 . 3 Phoenix 1.67% 6.40% $64,200 . . 4 Dallas 1.91% 5.83% $66,700 . . 5 Salt Lake City 1.33% 4.00% $62,200 . 6 Denver 1.75% 5.95% $64,900 . . 7 Ogden 2.05% 4.03% $56,000 . 8 Charlotte 1.92% 6.96% $61,900 . 9 Orlando 1.82% 5.76% $55,700 . . 10 Houston 1.82% 5.75% $72,100 . . 81 (1) Source: Forbes fastest growing cities – 2013.

(1) Proven Acquisition Track Record 36 stores 5 stores Blue Ocean Franchise 26 stores 14 stores 10 stores Yotes Franchise 13 stores Austin, Dallas, Houston, San Antonio, Las Vegas 2007 Birmingham 2007 Phoenix 2006 Las Vegas 2007 St. Louis 2007 Houston 2007 40 stores Online Retailer 8 stores PEAK Mgmt Franchise 55 stores Atlanta 181 stores Houston, Dallas, 25 stores Atlanta, Miami, SW Florida, Tampa 2012 2012 Chattanooga, Huntsville, Knoxville 2010 Atlanta, Minneapolis, St. Louis 2011 Jacksonville, Miami, Orlando, SW Florida, Tampa 2012 Virginia Beach 2010 Nationwide 27 stores Charleston, Charlotte, Columbia, Greensboro, 5 stores Lincoln, Omaha 34 stores Colorado Springs, Denvern, Wichita Yotes Franchise 39 stores Green Bay, Madison, Milwaukee, Perfect Mattress Franchise 55 stores Dallas, Austin 75 stores Colorado Springs, Denver, Phoenix, 82 (1) Does not include acquisitions prior to 2006. Does not include acquisitions of less than 5 stores Greenville, Raleigh 2012 2013 2014 Milwaukee, Wausau 2013 2014 Tucson 2014

Traditional Acquisition Playbook People Store Market & Products Readiness Leverage . Cultural event . Merchandise . Buying process . POS conversion . Signage . In-store materials . Warehouse . Delivery . Advertising Best Practices/Enhancements/Talent Assessment . Training . Store design . Management 83

Successful Acquisition Integration . Former Mattress Giant stores demonstrated strong comp results post rebranding Monthly Store Average Post Rebranding $100, 000 $110,000 Current Year Sales per Store Prior Year Sales per Store $100,000 Current Year Sales per Store Prior Year Sales per Store (1) Post Rebranding +56% Post Rebranding 34% . November 2011 (“MG 54”) . May 2012 (“MG 180”) $80,000 $90,000 $100,000 range $70 000 $80,000 $90,000 p $50,000 $60,000 $70,000 Monthly Store Ave range $50,000 $60,000 $70,000 Monthly Store Ave $30,000 $40,000 $50,000 Aug Sept Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug $30,000 $40,000 Mar Apr May June July Aug Sept Oct Nov Dec Jan Feb Mar Apr May Jun Jul 84 Fiscal 2012 Fiscal 2013 Fiscal 2012 Fiscal 2013

Mattress Giant Acquisition Case Study . RMS model and increase in advertising allowed Mattress Firm stores within close proximity to Mattress Giant stores to face minimal cannibalization as a result of the acquisition. Study of all "Close Proximity" locations in 7 markets . 79 locations were within 2 miles of legacy MF location (average of 0.6 miles) . Study compared 97 weeks prior to acquisition and 97 weeks post-acquisition 85

Organic Growth Plan Through 2018 . Expansion primarily through new stores in existing and surrounding markets . Focus on new markets that lack dominant specialty mattress retailer . Long-term potential for at least 3,000 stores in the United States 3,000+ 3000 Store Unit Growth Growth Plan (% of Store Units) 584 251 150 2,125 2000 2500 1,365 75 1000 1500 Existing Markets 70% New Markets 30% 0 500 86 Store Count 2014 Q1 Mattress Liquidators Existing Markets New Markets Closed/ Relocated Store Count FY2018 Potential Store Count

Multiple Retail Brands Expanding share with segmentation 87

Segmentation Strategy Extend Defend Served Other . Market share . Market level profitability . Real estate encroachment . Suppliers’ alternate distribution Market Share (30%) # 3 (9%) (21%) . Store unit runway . Sales lost to 2nd shop Top 5 MFRM Market Share (+24%) # 2 (16%) Organic Opportunity Segmentation Opportunity 88 Source: Mattress Firm internal study based on estimates

Consumer Shopping Preference #12 #1 #1 Choice Choice Choice When Shopping for GOOD When Shopping for BETTER When Shopping for BEST 22% 21% 57% 1. 2. Select Comfort 1. 2. Misc 1. Misc 2. Sam’s Club 89 3. Misc. 3. Rooms to Go 3. Beds-Beds-Beds Source: America’s Research Group Note: Percentage represents number of people polled for the survey

Multiple Brand Case Studies A variety of retailers have deployed a multi-brand strategy to protect their core brand, and pursue unique segments of the market place. Multiple brands allow you to: Target a unique customer with a differentiated value proposition . Minimize cannibalization of your core brand while pursuing new customers . Secure key trade areas by strategically occupying real estate 90

Brand Positioning High Opportunity Typical Service e/Experience Competitive Entry Point Service $$$$$ $ Low Price 91 Point

IntroducingMattressPro 92

Differentiated Positioning Positioning Quality/Service Value/Velocity Demo/Target 25-64, $75k+ HHI 18-54, $35k-$75k HHI Product Selection Best Brands We bought it all In-Store Experience Comfort by Color ProPicks Service Happiness Guarantee ProPlus 93

Brand Pyramids Billion Dollar Buying Power America’s #1 Mattress Store Brand Uniqueness When manufacturer’s competeYou save! Comfort by Color Happiness Guarantee Replace Every 8 Customer Incentive Customer We’ll help you find the right bed and you’ll wake up feeling great! Save Money. Sleep Happy. Promise 94

Potential Market Test TEST experience . Quality & Service . . Expertise & Technology . Service Experience . Expert Match TEST Service/Ex . Value & Velocity . Compete Happiness Guarantee . Comfort by Color Price Point Manufacturers . Special Purchase Shared Services Back Office: HR, Accounting IT Operations: Warehouse & Delivery 95 Sales Services: Recruiting & Training Media Buying Merchandising & Purchasing

Exclusive Brands Differentiate and innovate 96

Growth Through Exclusive Brands

Mattresses



- Sold under Hampton & Rhodes and YuMe brands
- Innerspring, wrapped coil and specialty models
- Priced at from <$500 - >$1,999

Pillows



- Sold under Lux Living brand name
- Collection of six pillows (specialty foam and scented)
- Priced $79 - $129

Furniture



- Upholstered bed program under Lux Living brand
- Four headboard and footboard styles (color options)
- Priced $399 (Headboard) - $899 set

97

Growth Through Exclusive Brands Current Results . Exclusive Brand Retail Sale Mattresses Add Ons 2013 Sales $203M . Includes mattresses, pillows and newly introduced furniture program millions $17 $150 $200 $250 . ~17% of retail sales in $98 $186 $0 $50 $100 Future Opportunity 2011 2013 . Expansion of mattress program into luxury price points . Expansion of accessory Margin ~250 – 300 bps % of Sales ~25% - 30% 98 program including sheets, mattress protectors and alternate sleep-related products

Omni-channel Expanding our reach 99

Omni-Channel Development MattressFirm.com Olejo.com Multi-Brand Retail 3rd Party Online Marketplaces Mattress Firm Super/Clearance Centers Commercial Sales MFRM Mattress Firm Traditional Stores Events & Expositions 100

State Fair 101

Financial Overview Jim Black Chief Financial Officer 102

Strong Revenue Growth . Strong historical revenue growth through new store openings, same store sales growth and acquisitions Annual Sales Performance $$1,007mm $1,217mm $1,274mm $494mm 704mm 2010 2011 2012 2013 LTM 14Q1 103

Return to Comparable-Store Sales Growth . Three consecutive quarters of positive same store sales growth 20% 15% 16.1% 5% 10% 5.0% 6.6% -1.6% -5.2% -0.3% 2.9% 6.5% 4.3% 0% -10% -5% Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 104

Robust EBITDA Growth . Strong historical EBITDA growth through sales increases, cost efficiencies and a pursuit of Relative Market Share . Historical focus on increasing EBITDA margin % . Recent deleverage due to acquisitions, selling initiatives related to the taking comp back initiative and a slower growing bedding environment $140 0mm $138.5mm Adj. EBITDA Adj. EBITDA Margin Annual Adjusted EBITDA Performance (1) $57.1mm $87.5mm $121.0mm 140.0mm 138.5mm 12.0% 11.5% 10.9% 11.6% 12.4% 0.0% 10.0% $0 $20 $40 2010 2011 2012 2013 LTM 14Q1 105 (1) Reflects Adjusted EBITDA; EBITDA for 2013 and LTM 14Q1 exclude expenses referenced on pages 38 10-K, 21 of 2013 Q1 10-Q and 24 of 2014 Q1 10-Q

Ability to Deleverage Over Time . Historical deleverage through: . Free cash flow generation . Increases in EBITDA Debt / Adjusted EBITDA(1) . Proceeds from the 2011 Initial Public Offering 8.0x 7.0x 7.0x 8.0x 9.0x 2.6x 3.0x 4.0x 5.0x 6.0x 2.6x 2.1x 1.6x 2.2x 0.0x 1.0x 2.0x 2009 2010 2011 2012 2013 LTM 14Q1 106 (1) Free Cash Flow defined as CFO less Capex

Strong Free Cash Flow Generation. Generated $million and $34 million of free cash flow in 2013 and Q1, 2014, respectively . Maintained positive free cash flow during the recession Free Cash Flow(1)(2) . Flexible business model that can adjust advertising and other cost levers to maintain profitability during a recession $47 $48 $50 $60 ($ in millions) $34 $30 $40 $10 $15 $10 $0 $10 $20 107 2009 2010 2011 2012 2013 LTM 14Q1 (1) Free Cash Flow defined as CFO less Capex (2) Minimal taxes paid in 2009 – 2011 due to NOLs

History of Reinvestment in the Business . Strong historical revenue growth through new store openings, same store sales growth and acquisitions . Approximately 30% of LTM capital expenditures were maintenance related Capital Expenditures $69 $56 $61 $60 $70 $80 ($ in millions) Maintenance $27 $34 $18 $43 $30 $40 $50 Related Related $11 $0 $10 $20 2009 2010 2011 2012 2013 LTM 14Q1 Growth 108

Capitalization Table . Low debt leverage with strong interest coverage . EBITDA does not include benefit of recent acquisitions Capitalization ($ in millions) Actual Cash $ 11.7 Revolver (L+350) - $ Term Loan (L+350) 297.6 Other Debt 2.5 Total Debt 300.1 Adjusted LTM EBITDA 138.5 $ Credit Statistics Total Debt / EBITDA 2.2x EBITDA / Interest Expense 12.8x 109

Highly Accretive New Store Economic Model Stores Generate Cash on Cash Payback <1 Year New Store Investment ($ in thousands) Average Investment Buildout and Equipping Cost $220 New Store Results(1) ($ in thousands) Year 1 Year 2 Sales $1,000 $1,050 % Growth 0% - 10% Floor Sample Inventory 26 246 Less: Tenant Reimbursement (30) Cash Requirement, Net $216 Store 4-Wall Profitability(2) $245 $268 % of Sales 23-26% 24-27% Annual Cash on Cash Return(3) 113% 124% Store 4-wall profitability drives improving leverage over market-level costs as store penetration increases 110 (1) Includes approximately $40,000 in Year 1 for vendor funds collected upon store (2) Store 4-wall profitability divided by net store investment (3) Reflects midpoint of respective ranges

Cash Conversion Cycle CASH CONVERSION CYCLE Day 26: Cash Day 40: Day 24: Customer Received by MF Day 0: Mattress MF Pays Vendor Purchases in Store 14 days of Vendor Float Arrives in DC Day -2: MF Orders Mattress The Company’s cash conversion cycle provides a negative working capital business model which helps to fund store growth 111

Guidance Achievable long-term goals 112

Process to Achieve Long Term Goals . Increase penetration . Leadership Developmental Fortress . Realize benefits of increased RMS . Improve gross margins . Partner with our vendors to drive cost efficiencies and utilize enhanced proprietary product (1) . Maintain operational focus while growing store count . Continue to enhance customer demand with creative d advertising campaigns that adhere to our ROI principles 113

Store Growth . Historical CAGR: 18% . Projected CAGR: 8 to 10% before acquisitions 2,500 Store Growth(1) 2,125 2,000 1,225 1,000 1,500 235 464 0 500 2003 2008 2013 2018F 114 (1) Reflects only company-operated stores and does not contemplate opportunistic acquisitions

Sales Growth . Historical CAGR: 19% . Projected CAGR: 10 to 15% before acquisitions $2,450mm Sales Growth(1) $433mm $1,217mm $216mm 2003 2008 2013 2018F 115 (1) Reflects only company-operated stores and does not contemplate opportunistic acquisitions

Adjusted EBITDA . Historical CAGR: 30% . Projected CAGR: High Double Digits before acquisitions $315mm 20% 350 EBITDA(1) 12% 13% $10mm $40mm $140mm 5% 9% 2003 2008 2013 2018F Adj. EBITDA Adj. EBITDA % 116 (1) Reflects only company-operated stores and does not contemplate opportunistic acquisitions

Anticipated Results New stores: 145 - 165 275 290 2014 Guidance Net new stores: - Sales: $1.500B - $1.560B Comparable store sales growth: Low single digits 2018 Financial Goals Before Acquisitions Adjusted diluted EPS:(1) $1.88 - $2.00 Annual store (unit) growth, net:(2) 8.0% - 10.0% Annual comparable-store sales growth: 2.0% - 5.0% Adjusted EBITDA margin: >13% Adjusted operating margin: >10% 117 Annual adjusted diluted EPS growth: ~20%+ (1) GAAP EPS adjusted by $0.18-$0.20 for acquisition-related costs and $0.17-$0.19 for ERP implementation-related cost (2) Net new store openings, including anticipated closings/relocations